UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2019

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

3020 Callan Road, San Diego, California 92121

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTX	Nasdaq Capital Market

Item 8.01. Other Events.

Annual Meeting

On June 18, 2019, Cytori Therapeutics, Inc. (the “Company”) reconvened its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The Company then adjourned the Annual Meeting before any of the proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2019 (the “Proxy Statement”), were voted upon. In announcing the adjournment of the Annual Meeting, the chairman of the meeting announced that the Annual Meeting will reconvene on June 27, 2019 at 9:00 a.m., Central Time, at the Company’s offices at 4200 Marathon Blvd., Suite 200, Austin Texas 78756. The Company does not expect any items of business at the re-convened Annual Meeting other than those set forth in the Proxy Statement.

A copy of the press release announcing the adjournment of the Annual Meeting is attached hereto as Exhibit 99.1.

Change of Headquarters

Effective June 14, 2019 the Company relocated its corporate headquarters to 4200 Marathon Blvd., Suite 200, Austin, Texas 78756. The Company’s telephone and fax numbers remain the same.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

99.1Press Release, dated June 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: June 18, 2019	By: /s/ Gary Titus
Gary Titus
Chief Financial Officer